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                                 EXHIBIT 10.2.2

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 6, 2005, among DELTA APPAREL, INC., a Georgia corporation ("Borrower"), Lenders signatory hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Congress Financial Corporation (Southern)), as Agent ("Agent").

                              W I T N E S S E T H:

      WHEREAS, Borrower, Agent, Guarantors and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 3, 2003, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement ("First Amendment") dated August 30, 2004, and as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement ("Second Amendment") dated November 8, 2004 (as so amended, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Agent and Lenders have agreed to make Advances, issue or arrange for the issuance of Letters of Credit and make other extensions of credit to Borrower from time to time pursuant to the terms and conditions thereof and the other Financing Agreements;

      WHEREAS, Congress Financial Corporation (Southern) merged with and into Wachovia Bank, National Association, as of December 31, 2004;

      WHEREAS, Borrower has sold to Parkdale America, LLC ("Parkdale") certain assets associated with its yarn-spinning facility in Edgefield, South Carolina, pursuant to that certain Asset Purchase Agreement between Borrower and Parkdale dated as of November 18, 2004, as amended by that First Amendment to Asset Purchase Agreement between Borrower and Parkdale dated as of December 31, 2004;

      WHEREAS, Borrower has requested that certain terms and conditions of the Loan Agreement be amended; and

      WHEREAS, Agent, Lenders and, by their respective acknowledgments hereof, Guarantors have agreed to the requested amendments on the terms and conditions provided herein;

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      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    AMENDMENTS TO THE LOAN AGREEMENT.

            (a) Section 1 of the Loan Agreement, Definitions, is hereby amended by amending and restating the definitions of "Agent" and "Fixed Asset Loan Limit" in their entirety to read as follows:

            "Agent" shall mean Wachovia Bank, National Association (successor by merger to Congress Financial Corporation (Southern)), in its capacity as agent on behalf of Lenders pursuant to the terms hereof, and any replacement or successor agent hereunder.

            "Fixed Asset Loan Limit" shall mean $5,000,000.

            (b) Section 1 of the Loan Agreement, Definitions, is further amended by deleting the definition of "Congress" and by adding in lieu thereof the following new definition:

            "Wachovia" shall mean Wachovia Bank, National Association (successor by merger to Congress Financial Corporation (Southern)).

            (c) The Loan Agreement is further amended by deleting all references to "Congress" and by inserting "Wachovia" in lieu thereof.

      2. ACKNOWLEDGMENTS OF WACHOVIA AS SUCCESSOR TO CONGRESS. Each of the undersigned hereby acknowledges and agrees as follows: (a) all references in the Loan Agreement and each of the other Financing Agreements to Congress Financial Corporation (Southern), as Agent, shall be deemed to be references to Wachovia Bank, National Association, as Agent, (b) all references in the Loan Agreement and each of the other Financing Agreements to Congress Financial Corporation (Southern), individually as a Lender, shall be deemed to be references to Wachovia Bank, National Association, individually as a Lender, and (c) Wachovia as successor to Congress Financial Corporation (Southern) shall be the successor Agent under the Financing Agreements and shall be endowed with all of the rights, powers and duties of Agent under the Financing Agreements.

      3. NO OTHER AMENDMENTS OR WAIVERS. Except for the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or amendment of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Financing Agreements, nor constitute a waiver or amendment of any provision of the Loan Agreement or any of the other Financing Agreements. Except for the amendments set forth above, the text of the Loan Agreement and all other Financing Agreements shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder. Borrower acknowledges and expressly agrees that Agent and Lenders reserve the

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right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Financing Agreements, as amended herein. Borrower has no knowledge of any challenge to Agent's or any Lender's claims arising under the Financing Agreements or to the effectiveness of the Financing Agreements.

      4. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective when, and only when, Agent shall have received:

            (a) counterparts of this Amendment duly executed and delivered by Borrower, Agent and the Lenders; and

            (b) such other information, documents, instructions or approvals as Agent or Agent's counsel may reasonably require.

      5. REPRESENTATIONS AND WARRANTIES OF BORROWER. In consideration of the execution and delivery of this Amendment by Agent and Lenders, Borrower hereby represents and warrants in favor of Agent and Lenders as follows:

            (a) the execution, delivery and performance of this Amendment and the transactions contemplated hereunder are (i) all within Borrower's corporate powers, (ii) have been duly authorized, (iii) are not in contravention of law or the terms of Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound and
(iv) do not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Borrower or any of its Subsidiaries (other than Liens in favor of Agent);

            (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

            (c) the execution, delivery and performance of this Amendment does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained;

            (d) no Default or Event of Default exists under the Loan Agreement or the other Financing Agreements;

            (e) as of the date hereof and after giving effect to this Amendment, all representations and warranties of Borrower and Guarantors set forth in the Loan Agreement and the other Financing Agreements are true, correct and complete in all material respects; and

            (f) all Financing Agreements to which Borrower is a party, including, without limitation, the Loan Agreement, constitute valid and legally binding obligations of Borrower and

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are enforceable against Borrower in accordance with the terms thereof.

      6. REAFFIRMATION OF FINANCING AGREEMENTS AND PRIOR AMENDMENTS. Borrower hereby ratifies and reaffirms the Obligations, the Liens granted in favor of Agent, for the benefit of Lenders, in all of the Collateral, the First Amendment, the Second Amendment, each of the Financing Agreements and all of Borrower's covenants, duties, indebtedness and liabilities under the Financing Agreements.

      7. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

      8. REFERENCE TO AND EFFECT ON FINANCING AGREEMENTS. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

      9. AFFIRMATION OF GUARANTY. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Loan Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under the Loan Agreement or any of the other Financing Agreements to which it is a party.

      10. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save Agent and Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. Borrower hereby acknowledges and agrees that Agent may, without prior notice to Borrower, charge such costs and fees to Borrower's loan account pursuant to the Loan Agreement, which amounts shall constitute Loans under the Loan Agreement.

      11. SECTION TITLES. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind

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whatsoever, and are not a part of the agreement between the parties.

      12. ENTIRE AGREEMENT. This Amendment and the other Financing Agreements constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

      13. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA.

      14. FINANCING AGREEMENT. This Amendment shall be deemed to be a Financing Agreement for all purposes.

   [Remainder of page intentionally left blank; signatures on following page]

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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the day and year first written above.

                                    BORROWER:

                                    DELTA APPAREL, INC., a Georgia corporation

                                    By: __________________________
                                     Title:_______________________

                                    AGENT AND LENDERS:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, AS AGENT AND A LENDER

                                    By: __________________________
                                     Title: ______________________

                                    ING CAPITAL LLC, AS A LENDER

                                    By: __________________________
                                     Title: ______________________

                                    SIEMENS FINANCIAL SERVICES, INC., AS A
                                    LENDER

                                    By: __________________________
                                     Title: ______________________

                     [Signatures continue on following page]

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                                   Acknowledged And Agreed:

                                   GUARANTORS:

                                   M.J. SOFFE CO., a North Carolina corporation

                                   By: __________________________
                                   Title: _______________________

                                   SAIM, LLC, a North Carolina limited liability company

                                   By: __________________________
                                   Title: _______________________